American International Group, Inc. Investor Presentation First Quarter 2015 May 12, 2015 Exhibit 99.1

Cautionary Statement Regarding
Forward Looking Information
This document and the remarks made within this presentation may include, and officers and representatives of American International Group, Inc.
(AIG) may from time to time make, projections, goals, assumptions and statements that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These projections, goals, assumptions and statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control.
These projections, goals, assumptions and statements include statements preceded by, followed by or including words such as “believe,”
“anticipate,” “expect,” “intend,” “plan,” “view,” “target” or “estimate”. It is possible that AIG’s actual results and financial condition will differ, possibly materially, from the results and financial condition indicated in these projections, goals, assumptions and statements. Factors that could cause
AIG’s actual results to differ, possibly materially, from those in the specific projections, goals, assumptions and statements include: changes in market conditions; the occurrence of catastrophic events, both natural and man-made; significant legal proceedings; the timing and applicable requirements of any new regulatory framework to which AIG is subject as a nonbank systemically important financial institution and as a global systemically important insurer; concentrations in AIG’s investment portfolios; actions by credit rating agencies; judgments concerning casualty insurance underwriting and insurance liabilities; judgments concerning the recognition of deferred tax assets; and such other factors discussed in
Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A) in AIG’s Quarterly Report on
Form 10-Q for the quarterly period ended March 31, 2015 and in Part I, Item 1A. Risk Factors and Part II, Item 7. MD&A in AIG’s Annual Report on
Form 10-K for the year ended December 31, 2014.
AIG is not under any obligation (and expressly disclaims any obligation) to update or alter any projections, goals, assumptions or other statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise. This document and the remarks made orally may also contain certain non-GAAP financial measures. The reconciliation of such measures to the most comparable
GAAP measures in accordance with Regulation G is included in the First Quarter 2015 Financial Supplement available in the Investor Information section of AIG's corporate website, www.aig.com, as well as in the Appendix to this presentation.
Note: Information included in the presentation is as of March 31, 2015, unless otherwise indicated.

A Global Insurance Company Balancing Growth, Profitability, and Risk
AIG Today
Value-Based Metrics
Economic risk selection based on risk adjusted profitability and value of new business
Information-driven underwriting approach
Reduced exposure to capital intensive lines of business
Balance Sheet Quality
and Strength
Significant de-risking of the balance sheet
Optimizing economic return on non-core assets
Actively managing capital for sustained strength and stability
Scale, Diversity, and
Sustainability
Unique global insurance franchise serving customers in over 100 countries and jurisdictions
A sustained history of product innovation meeting our customers’
risk demands
Financial strength supporting our commitment to customers

Building Long Term Intrinsic Value
Simplifying
Balance Sheet &
Reducing Risk
Reductions in non-core risk assets
Improved balance sheet strength
Multiple sources of liquidity, including insurance subsidiaries and DTA
Well balanced investment portfolio
Operational
Performance
Three year financial targets (book value, ROE, and expense reduction)
Improvement in Property Casualty accident year loss ratio
Optimizing business mix
Managing net investment spreads
Active Capital
Management
Organic growth
Share repurchases
Dividends
Liability management
M&A

A Foundation for Sustainability
Accelerated wind down of DIB/GCM will eliminate separate reporting
Legacy Financial Products derivatives portfolio insignificant relative to AIG’s overall balance sheet
Balance sheet management actions reduced risk, leverage, and volatility
A Simplified and Significantly De-Risked Balance Sheet
Super Senior CDS
($ in Billions, Notional Amounts)
AIG 5-Year CDS (bps)
Total Assets to
Note: AIG 5-Year CDS is sourced from Bloomberg.
~92%
~14%
~54%
(As of Period End)
5
$15.9
$15.1
$5.1
$1.2
2012 2013 2014 1Q15
5.6x
5.4x
4.8x
4.8x
2012 2013 2014 1Q15
130
72
48
60
2012 2013 2014 1Q15
Shareholders’ Equity

$358,636
				520,701
				166,187
				21,214
				107,979
				(10,657)
				(15,566)
				$81,756

AIG

AIG Consolidated Balance Sheet Selected Highlights
($ in Millions, Except per Share Amounts) Dec. 31, 2012 Dec. 31, 2013 Dec. 31, 2014 Mar. 31, 2015
Cash and investments $376,975 $358,669
Total assets
548,633 541,329
Net property casualty reserves 68,782 64,316
Life insurance companies reserves
1 159,508 160,887
Financial and hybrid debt 25,466 21,199
AIG shareholders’ equity
98,002 100,470
Less: Accumulated other comprehensive income (AOCI) (12,574) (6,360)
Less: Deferred tax assets (DTA)
3 (18,549) (17,797)
AIG shareholders’ equity – ex. AOCI & DTA $66,879 $76,313
$357,524 $358,636
515,581 520,701
61,612
165,647 166,187
19,106 21,214
2
106,898 107,979
(10,617) (10,657)
(16,158)
$80,123 $81,756
60,143
Note: Refer to Appendix included herein for Non-GAAP reconciliations.
1) Represents Life Insurance Companies’ future policy benefits, policyholder contract deposits, and excludes separate accounts.
2) Does not reflect repurchases through cash tender offers of Parent debt during April 2015.
3) Represents U.S. tax attributes related to net operating loss carryforwards and foreign tax credits.
(15,566)

Credit Ratings
Capital Structure
($ in Billions, Except per Share Data)
Strong Capital Position
As of the date of this presentation, all ratings have stable outlooks, except for Fitch which has positive outlooks.
For Non-Life Insurance Companies FSR and Life Insurance
Companies FSR, ratings only reflect those of the core insurance companies.
$124.1
$122.3
Ratios:
Dec. 31
2012
Dec. 31
2013
Dec. 31
2014
Mar. 31
2015
Hybrids / Total capital
Financial debt / Total
capital
Total debt / Total
capital
Risk Based Capital Ratios
Year End
Domestic Life
Insurance
Companies
Domestic Non-Life
Insurance
Companies
2013
2014
S&P Moody’s Fitch AM Best
AIG – Senior
Debt
A- Baa1
BBB+ NR
AIG Non-Life –
FSR
A+
A1 A A
AIG Life – FSR A+
A2 A+ A
$126.4
$129.6
$98.7
$101.1
$107.3 108.4
$15.7
$16.6
$18.8
$9.4
$5.5
$2.5 $2.4
Dec. 31, 2012 Dec. 31, 2013 Dec. 31, 2014 Mar. 31, 2015
$16.1
Total Equity Financial Debt Hybrids
7.6%
12.9%
20.5%
4.5%
12.8%
17.3%
1.9%
13.2%
15.1%
1.9%
14.5%
16.4%
2
7
1
568% (CAL)
534% (CAL)
416% (ACL)
432% (ACL)
1) Includes AIG notes, bonds, loans and mortgages payable, and AIG Life Holdings, Inc. (AIGLH) notes and bonds payable and junior subordinated debt.
2) The inclusion of RBC measures is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities. ACL is defined as Authorized Control Level and CAL is defined as
Company Action Level. RBC ratio for Domestic Life Insurance Companies excludes its holding company, AGC Life Insurance Company.

AIG Parent Liquidity
($ in Billions)
Insurance Company Distributions
($ in Millions)
Financial Flexibility
$4,349
$9.8
$8,671
$10,417
$3,528
$11.3
Multiple Sources of Liquidity
$1,496
$4,238
$2,618
$800
$2,853
$4,433
$6,761
$2,437
$1,038
$291
FY 2012 FY 2013 FY 2014 1Q15
$5.1
$6.3
$4.7
$5.0
Dec. 31, 2014 March 31, 2015
Cash & Short-term Investments
Unencumbered Fixed Maturity Securities
1) Includes distributions of both cash and fixed maturity securities.
Non-Life Insurance Companies
Life Insurance Companies
Tax Sharing Payments, Net
1
2
2) Includes $2.9 billion and $2.1 billion for December 31, 2014 and March 31, 2015, respectively, allocated toward future maturities of liabilities and contingent liquidity stress needs of the Direct Investment book and Global Capital Markets.

Continued Monetization of Deferred Tax Assets
Deferred Tax Assets
9
As of 12/31/13 As of 12/31/14
($ in Billions) Type
Gross
Attributes
Deferred
Tax Asset
Gross
Attributes
Deferred
Tax Asset
Utilization/Expiration
Net Operating Loss
Carryforwards
Non-Life
& Life
$35.8 $12.5 $29.4 $10.3
Utilize against Non-Life Insurance
Companies, Corporate & Other and 35%
of Life Insurance Companies’ income
2028–2031 Expiration
Capital Loss
Carryforwards
Valuation Allowance
Life
$1.4
$0.5
($0.5)
– –
–
Capital loss carryforward fully utilized
in 2014
Foreign
Tax Credits
General $5.3 $5.9
Utilize against 65% of Life Insurance
Companies income
2016–2023 Expiration
Subtotal – U.S. Tax
Attributes
17.8 16.2
Other Deferred Tax
Assets/(Liabilities)
3.4 2.5
Net Deferred Tax
Assets
$21.2 $18.7

1) Includes intercompany invested assets that are eliminated in consolidation.
Non-Life Insurance Companies – Invested Assets
Total Portfolio Composition
Bond Portfolio – $94.7 Billion –
by Agency Credit Rating
Total Cash & Invested Assets as of March 31, 2015 – $119.7 Billion
Corporate
debt
Non-U.S.
Governments
U.S.
Governments
States,
municipalities,
and political
subdivisions
Cash and
short-term
investments
Loans
Other
invested
assets
Equities
CDO/ABS
RMBS
CMBS
AAA
AA
A
BBB
Not
Rated
BB
B
<B
1
11%
3%
6%
3%
8%
6%
4%
18%
1%
10%
30%
19%
27%
25%
16%
3%
2%
8%
<1%

1) Includes intercompany invested assets that are eliminated in consolidation.
Life Insurance Companies – Invested Assets
Total Cash & Invested Assets as of March 31, 2015 – $203.5 Billion
Corporate
debt
RMBS
CMBS
CDO/
ABS
Other
invested
assets
Loans
Cash and
short-term
investments Non-U.S.
Governments
U.S. Governments
States,
municipalities,
and political
subdivisions
AAA
AA
A
BBB
BB
B
<B
Not
Rated
NAIC 1
NAIC 2
NAIC 3
NAIC 4 NAIC 5 & 6 – 1%
Not Rated
By Agency Credit Rating By NAIC Ratings
13%
10%
23%
39%
4%
3%
8%
12%
5%
6%
6%
10%
1%
4%
52%
54%
38%
2%
2%
<1%
3%
3%
1%

1
Total Portfolio Composition Bond Portfolio – $167.8 Billion

1) General operating expenses, operating basis (see non-GAAP measures in appendix).
Progress on Financial Targets
Annual Targets
Through 2017
2015
Target
1Q15 Commentary
10+% Growth in
Book Value
Per Share, ex.
AOCI and DTA
$64.05 $60.69
Growth of 4% since year-end 2014 was
largely driven by net earnings, including
significant net realized capital gains in 1Q15,
as well as accretive share repurchases.
~50+ bps Increase
in Normalized ROE,
ex. AOCI and DTA
7.9% 7.8%
1Q15 demonstrates progress towards our full
year target, however, volatility can impact
quarter-to-quarter returns.
3–5%
Reduction in
$350 - $600
$95
from 1Q14
Net expenses declined 3% from 1Q14.
Progress on Financial Targets
($ in Millions, Except per Share Amounts)

Net Expenses
1

CAGR
BVPS, Ex. AOCI & DTA = 14%
+4%
Dec. 31, 2011
Dec. 31, 2012
Dec. 31, 2013
Dec. 31, 2014
March 31, 2015
BVPS, Ex. AOCI & DTA
AOCI
DTA

Consistent Value Creation for Shareholders
Book Value Per Share Growth
Book Value Per Share
$39.57
$45.30
$52.12
$58.23
$60.69
$3.42
$8.51
$4.34
$7.71
$7.91
$10.54
$12.57
$12.16
$11.75
$11.56
$53.53
$66.38
$68.62
$77.69
$80.16
Dec. 31, 2011 Dec. 31, 2012 Dec. 31, 2013 Dec. 31, 2014 March 31, 2015
BVPS, Ex. AOCI & DTA AOCI DTA

Normalized ROE, Ex. AOCI & DTA*
Full Year 2014 First Quarter 2015
Pre-tax After-tax ROE Pre-tax After-tax ROE
As reported $9,574 $6,630 8.4% $2,527 $1,691 8.4%
Adjustments to arrive at Normalized ROE, ex. AOCI & DTA:
Catastrophe losses below expectations (821) (534) (0.7%) (113) (74) (0.4%)
Better than expected alternative returns (340) (221) (0.3%) (141) (92) (0.4%)
Better than expected DIB & GCM returns (939) (610) (0.8%) (60) (39) (0.2%)
Fair value changes on PICC investments (164) (107) (0.1%) (54) (35) (0.2%)
DAC Unlocking (127) (83) (0.1%) - - -
Net reserve discount charge 478 311 0.4% 165 107 0.5%
Life Insurance – IBNR death claims 104 68 0.1% - - -
Unfavorable prior year loss reserve development 598 389 0.5% 35 23 0.1%
Normalized ROE, ex. AOCI & DTA $8,363 $5,843 7.4% $2,359 $1,581 7.8%
* Normalizing adjustments are tax effected using a 35% tax rate and computed based on average shareholders’ equity, excluding AOCI and DTA, for the respective period.

Targeting 3-5% of Annual Reduction Through 2017
General Operating Expenses
Note: General operating expenses, operating basis (see non-GAAP measures in appendix).
General operating expenses, operating basis, declined 3% from 1Q14.
General Operating Expenses, Operating Basis ($ in Millions)
$2,071
$2,238
$2,206 $2,206
$1,972
$376
$368
$355
$365
$369
$407
$418
$408
$434
$423
$25
$28
$24
$11
$20
$2,879
$3,052
$2,993
$3,016
$2,784
1Q14 2Q14 3Q14 4Q14 1Q15
General operating expenses Other acquisition expenses
Loss adjustment expenses Investment and other expenses
15
We manage our expenses on a gross basis – before allocation to loss adjustment expenses, other acquisition expenses and investment and other expenses – as it provides a more meaningful indication of our fixed operating costs.

Capital Deployed
$35
$30
$25
$20
$15
$10
$5
$0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$52.1
$74.7
$77.1
$73.8
$13.0
$17.2
$0.3
$26.0
$26.2
2012
Cumulative 2012–2013
Cumulative 2012–2014
Cumulative 2012–3/31/2015
TOTALS
Dividends
Liability Management, Net
Market Capitalization

($ in Billions)
Market capitalization data from Bloomberg as of year ended December 31 except for 2015, which is as of March 31.
Note: Liability management amounts exclude activities related to the Direct Investment book.
1) Represents shares purchased from the Department of Treasury.
2) Reflects repurchase of Parent debt in cash tenders in April 2015.
AIG – Returning Capital to Stakeholders
Legacy debt reductions
decreased net annual
interest expense by
approximately $500
million
2
since 2012
$3.5 billion increase in
share repurchase
authorization in April 2015
$6 billion in year-to-date
authorization excludes
further de-risking activity
or monetization of non-
core assets
Stable cash flows from
operating companies
1
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
$13.0
$13.6
$18.5
$19.9
$3.3
$6.5
$5.1
$0.3
$1.0
$1.2
$13.0
$17.2
$26.0
$26.2
$52.1
$74.7
$77.1
$73.8
$0
$5
$15
$20
$25
$30
$35
2012 Cumulative
2012–2013
Cumulative
2012–2014
Cumulative
2012– 3/31/2015
$10
Share Repurchases
Dividends
Liability Management, Net
Market Capitalization

Note: Refer to Appendix included herein for Non-GAAP reconciliations.
AIG Consolidated Operating Financial Highlights
Full Year First Quarter
($ in Millions, Except per Share Amounts) 2012 2013 2014 2015
Operating revenues
$65,379 $61,524 $61,001 $14,590
Pre-tax operating income:
Commercial Insurance
2,215 4,980 5,510 1,462
Consumer Insurance
3,736 4,564 4,474 945
Total Insurance Operations
5,951 9,544 9,984 2,407
Corporate and Other
3,987 (154) (410) 120
Total Pre-tax operating income
$9,938 $9,390 $9,574 $2,527
After-tax operating income attributable to AIG
$6,542 $6,650 $6,630 $1,691
After-tax operating income attributable to AIG per common share - diluted
$3.88 $4.49 $4.58 $1.22
ROE – After-tax operating income – ex. AOCI & DTA
9.0% 9.3% 8.4% 8.4%

Retirement
16%
Life
11%
Personal Insurance
20%
Total Operating Revenue of $61.0 Billion for FY 2014
Note: Percentages computed based on total AIG operating revenues.
1)
AIG – A Diverse Customer-Focused Operating Platform
Commercial Insurance
FY 2014 Operating Revenue
$28.8 Billion, 47%
Consumer Insurance
FY 2014 Operating Revenue
$28.5 Billion, 47%
FY 2014 Operating Revenue
$3.7 Billion, 6%
Property Casualty
41%
Mortgage Guaranty
2%
Institutional Markets
4%
18
Corporate and Other
1
Includes AIG Parent, Global Capital Markets, Direct Investment book, Runoff insurance lines, and AIG Life Holdings (a non-operating holding company) and consolidation, eliminations and other adjustments.

19 Commercial Insurance

Commercial Insurance – Strategy
Customer
Strategic
Growth
Underwriting
Excellence
Claims
Excellence
Operational
Effectiveness
Capital
Efficiency
Investment
Strategy
Strive to be our
customers’ most
valued insurer by
offering innovative
products, superior
service and
access to an
extensive global
network
Grow our
higher-value
businesses while
investing in
transformative
opportunities
Improve our
business portfolio
through better
pricing and risk
selection by using
enhanced data,
analytics and the
application of
science to deliver
superior risk-
adjusted returns
Improve claims
processes,
analytics and tools
to deliver superior
customer service
and decrease our
loss ratio
Continue
initiatives to
modernize our
technology and
infrastructure;
implement best
practices to
improve speed
and quality of
service
Increase capital
fungibility and
diversification,
streamline our
legal entity
structure,
optimize
reinsurance and
improve tax
efficiency
Increase asset
diversification and
take advantage
of yield-
enhancement
opportunities to
meet our capital,
liquidity, risk and
return objectives
Strategic Levers to Drive Shareholder Value Creation

Commercial Insurance – Diversified Products and Services
General Liability
Commercial Automobile Liability
Workers’ Compensation
Excess Casualty
Crisis Management
Risk Management
Other Customized Structured Programs for
Large Corporate and Multinational Customers
Global Property covers exposures to man-
made and natural disasters, includes
business interruption
Industrial, Energy and Commercial Property
Multinational Property
Directors & Officers Liability, Errors
& Omissions
Cyber Security
Fidelity
Employment Practices
Fiduciary Liability
Kidnap and Ransom
Aerospace
Environmental
Political Risk
Trade Credit
Marine
Surety
Package
Protects mortgage investors against the
risk of borrower default related to high
loan to value mortgages
First-Lien Mortgage Guaranty Insurance
Stable Wrap Products
Structured Settlement and Terminal
Funding Annuities
High Net Worth Products
Corporate- and Bank-owned
Life Insurance
GICs
Specialty
Property Financial Lines
Property Casualty
Mortgage Guaranty Institutional Markets

Financial Lines
Casualty

Commercial Insurance – A Market Leader
Significant Market Positions
Ranked among the top 10 most preferred commercial
insurance carriers.
1
Recognized leader in the Construction/Builders, Cyber,
Directors and Officers, Employment Practices,
Environmental, Errors and Omissions, Excess and
Surplus, General Liability, Marine – Ocean, Medical
Malpractice, Terrorism, Umbrella/Excess Liability, and
Workers’ Compensation markets.
1
Recognized as being in the top 25% of insurers for
handling of producers’ global insurance needs.
1
#1 in casualty claims service among insurers and TPAs by
U.S. clients with more than $1 billion in revenue
5
Superior Sales &
Underwriting Capabilities
#1 commercial insurer in the U.S. with an established and
growing position in Latin America
2
;
#1 insurer of Terrorism, Medical Malpractice, Excess and
Surplus, Environmental, Errors and Omissions
1
and
Mortgage Guaranty insurance
3
;
#1 carrier in the Directors and Officers, Employment
Practices Liability Insurance, Umbrella/Excess Liability
markets
4
;
#1 carrier in the Fiduciary Liability market
4
;
#2 provider of Umbrella/Excess Liability and Cyber
insurance
1
;
#2 carrier in the Property market
4
;
Ranked 2
nd
largest group in the U.S. surplus lines market
in 2013
6
;
Lexington Insurance Company was the largest surplus
lines insurance carrier in the U.S.
6
1) According to the 2014 Flaspöhler  Survey, which is based on opinions of over 500 producers on 37 commercial insurance carriers.
2) As measured by full year 2014 net premiums written. Refer to AIG 2014 10-K for further information.
3) According to Inside Mortgage Finance as measured by new insurance written as of December 31, 2014.
4) According to the 2014 RIMS Benchmark Survey. Property based on policy counts. Fiduciary liability based on premiums.
5) According to the 2015 Advisen Claims Satisfaction Survey.
6) According to AM Best in the 2013 Best’s Review Surplus Lines Report.

Commercial Insurance –
Property Casualty Financial Highlights
Full Year First Quarter
($ in Millions) 2012 2013 2014 2015
Net premiums written
$20,348 $20,880 $21,020
$5,047
Net premiums earned
20,848 20,677 20,885
4,931
Underwriting income (loss)
(2,270) (336) (50)
145
Net investment income
3,951 4,431 4,298
1,025
Pre-tax operating income $1,681 $4,095 $4,248
$1,170
Net Premiums Written
FY 2014 – $21.0 Billion
Combined Ratios
Accident Year,
as Adjusted Calendar Year
Property
Specialty
Financial
Lines
Casualty
Americas
EMEA
Asia
Pacific
Continued Improvement in Accident Year Combined Ratios, As Adjusted
Severe losses
1.4 2.8 2.8 2.7 1.4 2.8 2.8 2.7
24%
18%
22%
36%
65%
25%
10%
80.5
71.9 71.6
68.1 68.9
65.4 65.6
64.4
16.6
16.1
15.7
16.2
16.6
16.1 15.7
16.2
13.8
13.6
12.9
12.8
13.8
13.6
12.9
12.8
0
20
40
60
80
100
120
2012 2013 2014 1Q15 2012 2013 2014 1Q15
Loss Ratio Acquisition Ratio GOE Ratio
23
110.9
101.6
100.2 99.3
95.1
94.2
97.1
93.4

Meaningful Remediation of Casualty Lines and Growth Outside of the U.S.
Commercial Insurance –
Property Casualty Product Mix & Geography Shift
Property Casualty
Full Year 2010 NPW – $20.2 Billion
Property Casualty
Full Year 2014 NPW – $21.0 Billion
Casualty
Property
Specialty
Financial
lines
Casualty
Property
Specialty
Financial
lines
EMEA
Americas
Asia
Pacific
EMEA
Americas
Asia
Pacific
71%
7%
22%
65%
10%
25%
24%
18%
22%
36%
16%
17%
18%
49%

Business Mix Shifts Away from Long-Tail Casualty Lines and Accelerated Commutation of
Legacy Portfolios (Especially 2004 and Prior) Are Expected to Also Reduce Reserve Variability
Reserves – Non-Life Insurance Businesses
Total Net Reserves $63.1 Billion at March 31, 2015
Business mix shift to shorter-tail lines, expected to reduce net reserves
60% of reserves is from business that has been substantially re-underwritten (i.e., post 2011)
Reduction in outstanding loss reserves for long-tail reserve segments expected to reduce reserve variability
2004
and Prior
2005–2007
2008–2010
2011–2015
Casualty
Financial
Lines
Specialty
Property
UGC
Personal Lines
4%
Accident and Health
3%
Other Run-Off
Lines - 7%
By Accident Year By Line of Business
25
60%
15%
8%
17% 55%
15%
9%
6%
1%
Note: Allocation by accident year for illustration purposes only and subject to change. Net reserves presented above are shown before the effect of a $2.9 billion loss reserve discount. Net loss reserves for the Non-Life Insurance Companies includes Property Casualty, Personal
Insurance, Mortgage Guaranty and run-off Non-Life Insurance Companies’ businesses.

Strong growth in operating earnings reflects lower delinquency rates, higher cure rates, new business growth and higher persistency.
Volume and quality of new business remain strong despite competitive pressures.
– Average FICO of new insurance written in 1Q15 was 752.
– Average loan-to-value of new insurance written in 1Q15 was 91%.
Mortgage Guaranty’s primary insurance subsidiary, United Guaranty Residential Insurance
Company, maintains an S&P rating of A and Moody's rating of Baa1 with stable outlooks.
Mortgage Guaranty will be compliant with the PMIER’s standards on the December 31, 2015 effective date.
1) Domestic First-lien only.
2) As of the date of this presentation.
Commercial Insurance –
Mortgage Guaranty Financial Highlights
Full Year First Quarter
($ in Millions) 2012 2013 2014 2015
Net premiums written
$858 $1,048 $1,024
$258
Underwriting income (loss)
(137) 73 454
111
Net investment income
146 132 138
34
Pre-tax operating income
$9 $205 $592
$145
Delinquency ratio
8.8% 5.9% 4.4%
3.9%
1

2

Mortgage Guaranty’s Risk Quality Index (RQI) is a proprietary model that uses over a dozen variables to estimate the potential for a mortgage to default.
RQI is the key driver in Mortgage Guaranty’s risk-based pricing plan, Performance Premium.
Primary delinquency rate has returned to pre-crisis level due to a combination of strong growth of new business and proactive management of delinquent book.
* Internal data.
Commercial Insurance –
Mortgage Guaranty Credit Quality of Loans
Mortgage Guaranty Risk Quality Index*
Primary Risk-in-force (RIF) –
$42.8 Billion
Low Quality
Loan with Average Risk
High Quality
2014
2013
2012
2011
2010
2009
2008
2007
2015
2006
and
Prior
(As of March 31, 2015)
9%
8%
4%
2%
2%
5%
16%
25%
24%
5%
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Vintage

($ in Millions)
Commercial Insurance –
Institutional Markets Financial Highlights
Reserves & Stable Value Wraps
Assets Under Management
Full Year
First
Quarter
2012 2013 2014 2015
Premiums and deposits
$774 $991 $3,797
$146
Premiums 458 610 432
96
Policy fees
102 113 187
49
Net investment income
2,066 2,090 1,957
479
Total operating revenues
2,626 2,813 2,576
624
Benefits and expenses
2,101 2,133 1,906
477
Pre-tax operating income
$525 $680 $670
$147
28
$36,129
$36,503
$32,320
$32,422
$68,449
$68,925
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
Dec. 31, 2014 Mar. 31, 2015
Total Reserves SVW – AUM

Consumer Insurance 29

Consumer Insurance – Strategy
Customer
Information-
Driven Strategy
Focused
Growth
Operational
Effectiveness
Profitability and
Capital
Management
Investment
Strategy
Strive to be our
customers’ most
valued insurer.
Through our unique
franchise, which
brings together a
broad portfolio of
retirement, life
insurance and
personal insurance
products offered
through multiple
distribution networks,
Consumer Insurance
aims to provide
customers with the
products they need,
delivered through the
channels they prefer.
Utilize customer
insight, analytics
and the application
of science to
optimize customer
acquisition, product
profitability, product
mix, channel
performance and
risk management
capabilities.
Invest in areas
where Consumer
Insurance can grow
profitably and
sustainably. Target
growth in select
markets according to
market size, growth
potential, market
maturity and
customer
demographics.
Simplify processes,
enhance operating
environments, and
leverage the best
platforms and tools
for multiple
operating segments
to increase
competitiveness,
improve service and
product capabilities
and facilitate
delivery of our
target customer
experience.
Deliver solid earnings
through disciplined
pricing and expense
management,
sustainable
underwriting
improvements and
diversification of risk,
and increase capital
efficiency within
insurance entities to
enhance return on
equity.
Maintain a diversified,
high quality portfolio
of fixed maturity
securities that largely
matches the duration
characteristics of the
related insurance
liabilities, and pursue
yield-enhancement
opportunities that
meet liquidity, risk
and return objectives.
Distinguish Ourselves in the Markets and Products We Choose.
Be the Provider of Choice Among Our Target Segments and Channels.

MEDIA
INTERNET
TELEVISION
RADIO
MAGAZINES
NEWSPAPERS
AUTO
HOME
HEALTH
INSURANCE
ACCIDENT
CASUALTY
LIFE

AIG

Focused Growth
Consumer Insurance – Market Maturity Model
Early Stage Market
Advanced Stage Market
Product
Channel
Customer Segment
31
Personal
Accident
Travel Warranty
Auto &
Home
Life Health Retirement
Micro
Insurance
Broad Market/
Wholesaling
Career
Agency, IFAs
Public
Agencies
Financial
Services
Sponsors – including
Brokers, Banks &
Reinsurance
Self-Employed
Employed
Emerging
Banked
Middle
Class
Affluent
High Net
Worth
General
Population

1) Based on LIMRA rankings for respective periods.
2) Source – Non-Life Insurance Statistics, AIG internal analysis (includes Medical products sold by Non-Life Insurance Companies).
3) Source – General Insurance Rating Organization of Japan.
Consumer Insurance – Leading Market Positions
U.S. Life and
Retirement Businesses
Personal Insurance
Rank
Metric
2014 2013
2 2 Total Annuity Sales
1 1 Fixed-Rate Deferred Annuity Sales
3 4 Variable Annuity Sales
7 10 Total Life Issued
8 8 Term Life Sales
12 9 Universal Life Sales
2 2 Total K-12 Assets
3 3 Total 403(b) Assets
32
– 40% of the Forbes 400 Richest Americans
– 43% of the American Listed on the
ARTnews
Top 200 Collectors
Japan
2
nd
in Personal Accident with 20% market
share
2
4
th
in Personal Property with 13% market
share
3
U.S.
Private Client Group
1

Consumer Insurance Operations Continue to Be Recognized for Excellence Globally
Consumer Insurance – Leading Businesses
Market Tools – U.S.
2014 Achievement in Customer
Excellence for Life Insurance (ACE
Award for
7 th Consecutive Year)
DALBAR – U.S.
2014 Annuity Service Excellence Award
(8 th Consecutive Year)
2014 #1 Ranking for Annuity Client
Quarterly Statements
(14 th Consecutive Year)
2014 Communication Seal for
VALIC.com (3 rd Consecutive Year)
2014 Mobile InSIGHT – Innovations in
the World of Apps Trailblazer Rating
(VALIC Mobile for iPad)
PlanSponsor Magazine – U.S.
Earned 14 Best-in-Class Awards for
Participant and Plan Sponsor Services
for VALIC in 2014
International MarCom Awards – U.S.
2014 Platinum and Gold Awards for
Retirement (34 in total)
Insurance and Financial
Communications Association – U.S.
2014 Best in Show and Awards of
Excellence for Retirement (4 in total)
Money Week Awards – China
AIG Travel – China Named Best Travel
Insurance Product in 2014
Underwriting Services Awards – U.K.
AIG UK Group Travel and Personal
Accident Team of the Year in 2014
Australian Business Awards 2014
ABA100 Winner for Best Technology
Product in 2014
JD Power Asia Pacific – Japan
AIG Japan (AIU, FFM and American
Home) ranked #1 in 2014 Auto Insurance
Claims Satisfaction survey (for 6 th Year)
Reader’s Digest – Singapore
AIG Singapore Most Trusted Brand Award
for Auto Insurance 2014
Indonesian Insurance Awards
AIG Indonesia Named Best Private
General Insurance 2014
Gaivota de Ouro Insurance Industry
Awards, Seguro
Total Magazine – Brazil
AIG Brazil Earned Group Life Award
in 2014
AVA Digital Awards – U.S.
Earned 4 Platinum Awards in 2015
Travvy Awards – U.S.
AIG Travel Named Top Travel
Insurance Provider in 2015
Saigon Liberation
Newspaper Awards
AIG Travel Named Favorite
Vietnamese Brand Award
(9 th Consecutive Year)
Motordata Research Consortium –
Malaysia
AIG Malaysia Named Insurer of the
Year 2014
MENA Insurance Awards – EMEA
EMEA Consumer Named Most
Innovative Insurer Product in 2014
Business Insurance
2014 Innovation Award – AIG
Multinational Program Design Tool
World Travel Fair
AIG Travel Named Best Quality
Service Travel Insurance Company
for Travel Accident 2014

Consumer Insurance – Overview
Premiums and Deposits
Full Year 2014 – $41.3 Billion
Pre-Tax Operating Income
Full Year 2014 – $4.5 Billion
Life
Retirement
Life
Personal
Insurance
Retirement
Personal
Insurance
34
1) Premiums and deposits include net premiums written for the Personal Insurance operating segment and premiums and deposits for the Retirement and Life operating segments.
1
58%
30%
12%
78%
13%
9%

1) Includes activity related to closed blocks of fixed and variable annuities.
Consumer Insurance – Retirement Financial Highlights
Full Year First Quarter
($ in Millions) 2012 2013 2014 2015
Premiums and deposits
$16,159 $23,788 $24,077 $5,522
Premiums
120 188 287 46
Policy fees
743 861 1,010 264
Net investment income
6,502 6,628 6,489 1,570
Other income
1,344 1,754 1,998 508
Total operating revenues
8,709 9,431 9,784 2,388
Benefits and expenses
5,908 5,941 6,289 1,588
Pre-tax operating income
$2,801 $3,490 $3,495 $800
Premiums and Deposits
Full Year 2014 – $24.1 Billion
Assets Under Management
March 31, 2015 – $226.5 Billion
Retail
Mutual
Funds
Fixed
Annuities
Group
Retirement
Retirement
Income
Solutions
Retail Mutual
Funds
Fixed
Annuities
Group
Retirement
Retirement
Income
Solutions
14%
15%
28%
43%
6%
29%
42%
23%
1

Base Net Investment Spreads
1
1) Includes return on base portfolio. Quarterly results are annualized.
2) Excludes the amortization of sales inducement assets.
Consumer Insurance –
Retirement – Base Yields and Spreads
Base Yields
1
Trend in base yields reflects the reinvestment of cash flows at yields lower than the overall portfolio rate.
Management remains focused on actions to reduce the cost of funds in order to support base spreads. In the first quarter, cost of funds continued to benefit from active management of crediting rates, disciplined new business pricing and the run-off of older business with crediting rates generally higher than the overall cost of funds.
Cost of Funds
2
2.40%
2.28%
2.25%
2.23%
2.21%
2.09%
1.97%
1.93%
1.98%
1.95%
1.00%
1.50%
2.00%
2.50%
3.00%
1Q14 2Q14 3Q14 4Q14 1Q15
Fixed Annuities Group Retirement
2.85%
2.83%
2.81%
2.80%
2.78%
3.02%
3.03%
2.99%
2.98% 2.97%
2.00%
2.50%
3.00%
3.50%
1Q14 2Q14 3Q14 4Q14 1Q15
5.25%
5.11%
5.06%
5.03%
4.99%
5.11%
5.00%
4.92%
4.96%
4.92%
4.75%
4.95%
5.15%
5.35%
1Q14 2Q14 3Q14 4Q14 1Q15

Individual variable annuities represented 18% of total reserves at March 31, 2015 for AIG’s U.S. Life Insurance Companies.
AIG significantly improved its industry ranking since 2009; remaining growth opportunity in variable annuities due to market share of only 7.7%.
Disciplined pricing and de-risked benefits: VIX indexing of rider fees, volatility control funds, mandatory asset allocation to fixed accounts.
Sales of index annuities with living benefits diversifies AIG’s guaranteed income offerings.
* Source: LIMRA VA Sales report. VA industry sales data reported herein excludes Employer Plan sales and internal exchange sales.
1) Excludes $3.9 billion of AUM at VALIC with GMWB guarantees.
2) De-Risked Benefits: Features on contracts issued since 2010 (VIX indexing/volatility control fund in 2012).
3) Pre-2010 Partially De-Risked Benefits: Due to actual policyholder election of extension offers to-date.
Consumer Insurance –
Retirement – Individual Variable Annuities
Industry Retail Variable Annuity Sales*
Account Value by GMWB Guarantee
at 3/31/15
1
– $32.4 Billion
Unique Opportunity for AIG
De-Risked
Benefits
Early
Benefits
Revised
Benefits
2
3
6%
13%
81%
37
Full Year 2014
%
Change
Full Year 2013
Company
($ in millions)
Rank Sales Rank Sales
Jackson National 1 23,070 10% 1 20,931
Lincoln Financial Group 2 12,514 (9%) 2 13,772
Transamerica 3 9,923 20% 5 8,253
Prudential Financial 4 9,752 (13%) 3 11,170
AIG 5 9,072 11% 6 8,191
AXA Equitable 6 7,269 (2%) 7 7,426
Nationwide 7 6,088 7% 8 5,663
MetLife 8 5,184 (44%) 4 9,289
Ameriprise 9 4,671 (7%) 9 5,010
Pacific Life 10 4,291 (1%) 10 4,334
All Others 25,472 (2%) 25,897
Industry 117,306 (2%) 119,935

1) Includes the acquisition of Ageas Protect.
Consumer Insurance – Life Financial Highlights
Full Year First Quarter
($ in Millions) 2012 2013 2014 2015
Premiums and deposits
$4,864 $4,862 $4,806 $1,223
Premiums
2,804 2,737 2,679 708
Policy fees
1,370 1,391 1,443 363
Net investment income
2,283 2,269 2,199 542
Total operating revenues
6,457 6,397 6,321 1,613
Benefits and expenses
5,721 5,591 5,741 1,442
Pre-tax operating income
$736 $806 $580 $171
New Business Sales
Full Year 2014 – $461 Million
$1,000.7
Whole Life
Term Life
Health
Other
Universal
Life
U.S.
Japan
Decline in pre-tax operating income in 2014 primarily reflected an $104 million addition to reserves for IBNR death claims and lower net investment income.
$1,003.0
38
22%
26%
20%
7%
25%
54%
46%
$906.2 $910.4
$94.5 $92.6
$0
$200
$400
$600
$800
$1,000
$1,200
December 31, 2014 March 31, 2015
Domestic International
Gross Life Insurance In-Force
1
End of Period, $ in Billions

Consumer Insurance –
Personal Insurance Financial Highlights
Full Year First Quarter
($ in Millions) 2012 2013 2014 2015
Net premiums written
$13,302 $12,700 $12,412 $2,915
Net premiums earned
13,103 12,377 11,970 2,799
Underwriting income (loss)
(278) (187) 5 (89)
Net investment income
477 455 394 63
Pre-tax operating income (loss)
$199 $268 $399 ($26)
Accident Year,
as Adjusted Calendar Year
102.1 101.5
99.9
99.3
102.1
99.5
Personal
Lines
Americas
EMEA
Asia
Pacific
103.2
100.8
39
31%
17%
52%
44%
56%
59.3
56.8
54.2
58.8
25.3
26.2
27.3
17.5
18.5
18.5
17.1
56.5 57.4
53.8
56.4
27.2
25.3
26.2
27.2
27.3
17.5
18.5
18.5
17.1
0
20
40
60
80
100
120
2012 2013 2014 1Q15 2012 2013 2014 1Q15
Loss Ratio Acquisition Ratio GOE Ratio
Net Premiums Written
FY 2014 – $12.4 Billion
Combined Ratios
Accident
and Health

Appendix – Non-GAAP Measures 40

Glossary of Non-GAAP Financial Measures
AIG
– income and loss from divested businesses, including:
• gain on the sale of International Lease Finance Corporation
(ILFC); and
• certain post-acquisition transaction expenses incurred by AerCap
Holdings N.V. (AerCap) in connection with its acquisition of ILFC and the difference between expensing AerCap’s maintenance
rights assets over the remaining lease term as compared to the remaining economic life of the related aircraft and related tax effects;
– legacy tax adjustments primarily related to certain changes in uncertain tax positions and other tax adjustments; and
– legal reserves and settlements related to legacy crisis matters, which include favorable and unfavorable settlements related to events leading up to and resulting from our September 2008 liquidity crisis and legal fees incurred as the plaintiff in connection with such legal matters.
41
We use the following operating performance measures because we believe they enhance the understanding of the underlying profitability of continuing operations and trends of our business segments. We believe they also allow for more meaningful comparisons with our insurance competitors. When we use these measures, reconciliations to the most comparable GAAP measure are provided, on a consolidated basis.
Operating revenue excludes Net realized capital gains (losses), Aircraft leasing revenues, income from legal settlements (included in Other income for
GAAP purposes) and changes in fair values of fixed maturity securities designated to hedge living benefit liabilities, net of interest expense (included in Net investment income for GAAP purposes).
After-tax operating income attributable to AIG is derived by excluding the following items from net income attributable to AIG:
– deferred income tax valuation allowance releases and charges;
– changes in fair value of fixed maturity securities designated to hedge living benefit liabilities (net of interest expense);
– changes in benefit reserves and deferred policy acquisition costs (DAC), value of business acquired (VOBA), and sales inducement assets (SIA)
related to net realized capital gains and losses;
– other income and expense — net, related to Corporate and Other run-off insurance lines;
– loss on extinguishment of debt;
– net realized capital gains and losses;
– non-qualifying derivative hedging activities, excluding net realized capital gains and losses;
– income or loss from discontinued operations;
Return on Equity – After-tax Operating Income Excluding AOCI and Return on Equity – After-tax Operating Income Excluding AOCI and DTA are
used to show the rate of return on shareholders’ equity. We believe these measures are useful to investors because they eliminate the effect of non-cash items that can fluctuate significantly from period to period, including changes in fair value of our available for sale securities portfolio, foreign currency translation adjustments and U.S. tax attribute deferred tax assets. Deferred tax assets represent U.S. tax attributes related to net operating loss carryforwards and foreign tax credits. Amounts are estimates based on projections of full year attribute utilization. Return on Equity – After-tax Operating
Income Excluding AOCI is derived by dividing actual or annualized after-tax operating income attributable to AIG by average AIG shareholders’ equity, excluding average AOCI. Return on Equity – After-tax Operating Income Excluding AOCI and DTA is derived by dividing actual or annualized after-tax operating income attributable to AIG, by average AIG shareholders’ equity, excluding average AOCI and DTA.
Book Value Per Share Excluding Accumulated Other Comprehensive Income (AOCI) and Book Value Per Share Excluding AOCI and Deferred Tax
Assets (DTA) are used to show the amount of our net worth on a per-share basis. We believe these measures are useful to investors because they eliminate the effect of non-cash items that can fluctuate significantly from period to period, including changes in fair value of our available for sale securities portfolio, foreign currency translation adjustments and U.S. tax attribute deferred tax assets. Deferred tax assets represent U.S. tax attributes related to net operating loss carryforwards and foreign tax credits. Amounts are estimates based on projections of full year attribute utilization. Book Value Per Share
Excluding AOCI is derived by dividing Total AIG shareholders’ equity, excluding AOCI, by Total common shares outstanding. Book Value Per Share
Excluding AOCI and DTA is derived by dividing Total AIG shareholders’ equity, excluding AOCI and DTA, by Total common shares outstanding.

Pre-tax operating income: includes both underwriting income and loss and net investment income, but excludes net realized capital gains and losses, other income and expense — net and legal settlements related to legacy crisis matters described above. Underwriting income and loss is derived by reducing net premiums earned by losses and loss adjustment expenses incurred, acquisition expenses and general operating expenses.
Ratios: We, along with most property and casualty insurance companies, use the loss ratio, the expense ratio and the combined ratio as measures of underwriting performance. These ratios are relative measurements that describe, for every $100 of net premiums earned, the amount of losses and loss adjustment expenses, and the amount of other underwriting expenses that would be incurred. A combined ratio of less than 100 indicates underwriting income and a combined ratio of over 100 indicates an underwriting loss. The underwriting environment varies across countries and products, as does the degree of litigation activity, all of which affect such ratios. In addition, investment returns, local taxes, cost of capital, regulation, product type and competition can have an effect on pricing and consequently on profitability as reflected in underwriting income and associated ratios.
Accident year loss and combined ratios, as adjusted: both the accident year loss and combined ratios, as adjusted, exclude catastrophe losses and related reinstatement premiums, prior year development, net of premium adjustments, and the impact of reserve discounting.
Catastrophe losses are generally weather or seismic events having a net impact in excess of $10 million each.
Normalized Return on Equity, Excluding AOCI and DTA further adjusts Return on Equity – After-tax Operating Income, excluding AOCI and
DTA for the effects of certain volatile or market related items. Normalized Return on Equity, Excluding AOCI and DTA is derived by excluding the following tax adjusted effects from Return on Equity – After-tax Operating Income, Excluding AOCI and DTA:
Glossary of Non-GAAP Financial Measures (continued)
AIG
Commercial Insurance: Property Casualty and Mortgage Guaranty; Consumer Insurance: Personal Insurance
General operating expenses, operating basis, is derived by making the following adjustments to general operating and other expenses:
include (i) loss adjustment expenses, reported as policyholder benefits and losses incurred and (ii) investment expenses reported as net investment income, and exclude (i) advisory fee expenses, (ii) non-deferrable insurance commissions, (iii) direct marketing and acquisition expenses, net of deferrals, (iv) legal reserves related to legacy crisis matters and (v) other expense related to retroactive reinsurance agreement. We use general operating expenses, operating basis, because we believe it provides a more meaningful indication of our ordinary course of business operating costs.
– Catastrophe losses compared to expectations
– Alternative investment returns compared to expectations
– DIB/GCM returns compared to expectations
– Fair value changes on PICC investments
– DAC unlockings
– Net reserve discount change
– Life insurance IBNR death claim charge
– Prior year loss reserve development

Glossary of Non-GAAP Financial Measures (continued)
Corporate and Other
net gain or loss on sale of divested businesses, including:
gain on the sale of ILFC and
certain post-acquisition transaction expenses incurred by AerCap in connection with its acquisition of ILFC and the difference between expensing AerCap’s maintenance rights assets over the remaining lease term as compared to the remaining economic life of the related aircraft and our share of AerCap’s income taxes
Certain legal reserves (settlements) related to legacy crisis matters described above
Results from discontinued operations are excluded from all of these measures.
Commercial Insurance: Institutional Markets; Consumer Insurance: Retirement and Life
Pre-tax operating income is derived by excluding the following items from pre-tax income:
changes in fair values of fixed maturity securities designated to hedge living benefit liabilities (net of interest expense);
net realized capital gains and losses;
changes in benefit reserves and DAC, VOBA and SIA related to net realized capital gains and losses;
legal settlements related to legacy crisis matters described above.
Premiums and deposits: includes direct and assumed amounts received and earned on traditional life insurance policies, group benefit policies and life-contingent payout annuities, as well as deposits received on universal life, investment-type annuity contracts and mutual funds.
Pre-tax operating income and loss is derived by excluding the following items from pre-tax income and loss:
loss on extinguishment of debt
net realized capital gains and losses
changes in benefit reserves and DAC, VOBA and SIA related
to net realized capital gains and losses
income and loss from divested businesses, including Aircraft Leasing

Non-GAAP Reconciliation –
Operating Revenues and General Operating Expenses
Full Year First Quarter
Total Operating Revenues
(In Millions)
2012 2013 2014 2015
Total operating revenues $65,379 $61,524 $61,001 $14,590
Reconciling Items:
Changes in fair values of fixed maturity securities designated to living benefit liabilities, net of interest expense
37 (161) 260 44
Net realized capital gains
1,086 1,939 739 1,341
Income (loss) from divested businesses
4,502 4,420 1,602 (15)
Legal settlements related to legacy crisis matters
210 1,152 804 15
Total revenues
$71,214 $68,874 $64,406 $15,975
General operating expenses, Operating basis
($ in Millions)
1Q14 2Q14 3Q14 4Q14 1Q15
Total general operating expenses, Operating basis $2,879 $3,052 $2,993 $3,016 $2,784
Loss adjustment expenses, reported as policyholder benefits and losses incurred (407) (418) (408) (434) (423)
Advisory fee expenses 311 337 338 329 332
Non-deferrable insurance commissions 127 119 130 146 128
Direct marketing and acquisition expenses, net of deferrals 116 146 105 203 140
Investment expenses reported as net investment income (25) (28) (24) (11) (20)
Total general operating and other expenses included in pre-tax operating income 3,001 3,208 3,134 3,249 2,941
Legal reserves related to legacy crisis matters 23 506 17 - 8
Total general operating and other expenses, GAAP basis $3,024 $3,714 $3,151 $3,249 $2,949

Non-GAAP Reconciliation – Premiums and Deposits
Retirement
($ in Millions)
Full Year First Quarter
2012 2013 2014 2015
Premiums and Deposits $16,159 $23,788 $24,077 $5,522
Deposits (16,314) (23,749) (23,957) (5,650)
Other 275 149 167 174
Premiums $120 $188 $287 $46
Life 2012 2013 2014 2015
Premiums and Deposits $4,864 $4,862 $4,806 $1,223
Deposits (1,531) (1,541) (1,532) (378)
Other (529) (584) (595) (137)
Premiums $2,804 $2,737 $2,679 $708
Institutional Markets 2012 2013 2014 2015
Premiums and Deposits $774 $991 $3,797 $146
Deposits (289) (354) (3,344) (45)
Other (27) (27) (21) (5)
Premiums $458 $610 $432 $96
Consumer Premiums and Deposits
($ in Millions)
Full Year
2014
Total Retirement Premiums and Deposits $24,077
Total Life Premiums and Deposits 4,806
Net Premiums Written for Personal Insurance 12,412
Total Premiums and Deposits $41,295

Non-GAAP Reconciliation –
Pre-tax and After-tax Operating Income
Full Year First Quarter
Pre-tax and After-tax Operating Income
(In Millions, Except Per Share Data)
2012 2013 2014 2015
Pre-tax income from continuing operations $2,891 $9,368 $10,501 $3,776
Adjustments to arrive at Pre-tax operating income:
Changes in fair values of fixed maturity securities designated to hedge living benefit liabilities, net of interest expense
(37) 161 (260) (44)
Changes in benefit reserves and DAC, VOBA and SIA related to net realized capital gains (losses)
1,213 1,608 217 54
Other (income) expense – net – 72 – –
Loss on extinguishment of debt 32 651 2,282 68
Net realized capital (gains) losses (1,086) (1,939) (739) (1,341)
(Income) loss from divested businesses, including gain on sale of ILFC 6,411 177 (2,169) 21
Legal settlements related to legacy crisis matters (210) (1,152) (804) (15)
Legal reserves related to legacy crisis matters 754 444 546 8
Non-qualifying derivative hedging gains, excluding net realized capital gains (30) – – –
Pre-tax operating income $9,938 $9,390 $9,574 $2,527
Net income attributable to AIG $3,438 $9,085 $7,529 $2,468
Adjustments to arrive at After-tax operating income (amounts net of tax):
Uncertain tax positions and other tax adjustments 543 791 59 (42)
Deferred income tax valuation allowance releases (1,911) (3,237) (181) 93
Changes in fair values of fixed maturity securities designated to hedge living benefit liabilities, net of interest expense
(24) 105 (169) (29)
Changes in benefit reserves and DAC, VOBA and SIA related to net realized capital gains (losses)
789 1,148 141 35
Other (income) expense – net – 47 – –
Loss on extinguishment of debt 21 423 1,483 44
Net realized capital (gains) losses (687) (1,285) (470) (874)
(Income) loss from discontinued businesses (1) (84) 50 (1)
(Income) loss from divested businesses, including gain on sale of ILFC 4,039 117 (1,462) 2
Legal reserves (settlements) related to legacy crisis matters 353 (460) (350) (5)
Non-qualifying derivative hedging gains, excluding net realized capital gains (18) – – –
After-tax operating income $6,542 $6,650 $6,630 $1,691
After-tax operating income per diluted share $3.88 $4.49 $4.58 $1.22

Non-GAAP Reconciliation –
Book Value Per Share and Return On Equity
Book Value Per Common Share ($ in Millions, Except Per Share
Data)
Dec. 31, 2011 Dec. 31, 2012 Dec. 31, 2013 Dec. 31, 2014 Mar. 31, 2015
Total AIG shareholders’ equity (a) $101,538 $98,002 $100,470 $106,898 $107,979
Less: Accumulated other comprehensive income (AOCI)
(6,481) (12,574) (6,360) (10,617) (10,657)
Total AIG shareholders’ equity, excluding AOCI (b) 95,057 85,428 94,110 96,281 97,322
Less: Deferred tax assets (DTA)* (20,007) (18,549) (17,797) (16,158) (15,566)
Total AIG shareholders’ equity, excluding AOCI and DTA (c) $75,050 $66,879 $76,313 $80,123 $81,756
Total common shares outstanding (d) 1,896.8 1,476.3 1,464.1 1,375.9 1,347.1
Book value per share (a÷d)
$53.53 $66.38 $68.62 $77.69 $80.16
Book value per share, excluding AOCI (b÷d) $50.11 $57.87 $64.28 $69.98 $72.25
Book value per share, excluding AOCI and DTA (c÷d) $39.57 $45.30 $52.12 $58.23 $60.69
Return On Equity (ROE) Computations ($ in Millions)
Twelve Months Ended First Quarter
Dec. 31, 2012 Dec. 31, 2013 Dec. 31, 2014 2015
Actual or annualized net income attributable to AIG (a)
$3,438 $9,085 $7,529 $9,872
Actual or annualized after-tax operating income (b) $6,542 $6,650 $6,630 $6,764
Average AIG shareholders’ equity (c) 101,873 98,850 105,589 107,439
Less: Average AOCI
(9,718) (8,865) (9,781) (10,637)
Average AIG shareholders’ equity, excluding average AOCI (d) 92,155 89,985 95,808 96,802
Less: Average DTA (19,250) (18,150) (16,611) (15,862)
Average AIG shareholders’ equity, excluding average AOCI and DTA (e) $72,905 $71,835 $79,197 $80,940
ROE (a÷c) 3.4% 9.2% 7.1% 9.2%
ROE – after-tax operating income, excluding AOCI (b÷d) 7.1% 7.4% 6.9% 7.0%
ROE – after-tax operating income, excluding AOCI and DTA (b÷e) 9.0% 9.3% 8.4% 8.4%

Full Year First Quarter
Property Casualty Accident Year Combined Ratio, As Adjusted 2012 2013 2014 2015
Loss ratio 80.5 71.9 71.6 68.1
Catastrophe losses and reinstatement premiums
(10.9) (3.4) (2.9) (1.4)
Prior year development net of premium adjustments
(1.2) (1.5) (2.8) (0.4)
Net reserve discount benefit (change) 0.5 (1.6) (0.3) (1.9)
Accident year loss ratio, as adjusted 68.9 65.4 65.6 64.4
Acquisition ratio 16.6 16.1 15.7 16.2
General operating expense ratio
13.8 13.6 12.9 12.8
Expense ratio
30.4 29.7 28.6 29.0
Combined ratio 110.9 101.6 100.2 97.1
Catastrophe losses and reinstatement premiums (10.9) (3.4) (2.9) (1.4)
Prior year development net of premium adjustments (1.2) (1.5) (2.8) (0.4)
Net reserve discount benefit (charge)
0.5 (1.6) (0.3) (1.9)
Accident year combined ratio, as adjusted
99.3 95.1 94.2 93.4
Non-GAAP Reconciliation –
Accident Year Combined Ratio, as Adjusted
Personal Insurance Accident Year Combined Ratio, As Adjusted 2012 2013 2014 2015
Loss ratio 59.3 56.8 54.2 58.8
Catastrophe losses and reinstatement premiums
(3.0) (0.7) (1.1) (2.2)
Prior year development net of premium adjustments 0.2 1.3 0.7 (0.2)
Accident year loss ratio, as adjusted 56.5 57.4 53.8 56.4
Acquisition ratio 25.3 26.2 27.2 27.3
General operating expense ratio 17.5 18.5 18.5 17.1
Expense ratio
42.8 44.7 45.7 44.4
Combined ratio 102.1 101.5 99.9 103.2
Catastrophe losses and reinstatement premiums (3.0) (0.7) (1.1) (2.2)
Prior year development net of premium adjustments 0.2 1.3 0.7 (0.2)
Accident year combined ratio, as adjusted 99.3 102.1 99.5 100.8

American International Group, Inc. (AIG) is a leading global insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.
Additional information about AIG can be found at www.aig.com | YouTube: www.youtube.com/aig | Twitter: @AIG_LatestNews | LinkedIn: http://www.linkedin.com/company/aig
AIG is the marketing name for the worldwide property-casualty, life and retirement, and general insurance operations of American International Group, Inc. For additional information, please visit our website at www.aig.com. All products and services are written or provided by subsidiaries or affiliates of American International Group, Inc. Products or services may not be available in all countries, and coverage is subject to actual policy language. Non-insurance products and services may be provided by independent third parties. Certain property-casualty coverages may be provided by a surplus lines insurer. Surplus lines insurers do not generally participate in state guaranty funds, and insureds are therefore not protected by such funds.